Putnam
International
Growth
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

6-30-99


[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

After nearly a decade of ennui, the Japanese economy and stock market finally have begun showing signs of renewal in recent months. The managers of Putnam International Growth Fund, who have long been watching closely for such signals, have responded by identifying and acting upon what they regard as some potentially promising opportunities there.

Meanwhile, other Asian economies, more recent casualties of market turmoil, have similarly rebounded along with other emerging markets. The managers also see future potential in Europe's currently lackluster equity markets.

Such has been the environment in which your fund's management team operated during the fiscal year that ended on June 30, 1999. In the following report, the managers review the fund's strategy and performance during the period and offer their insights into prospects for the new fiscal year.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
August 18, 1999



Report from the Fund Managers

Omid Kamshad
Mark D. Pollard
Justin M. Scott
Paul Warren

In the 1990s, international investors often envied the dominance of the U.S. market while lamenting the Japanese market's inability to mount any sustainable gains. The inefficiencies of Japan's economy and companies held it back for much of the decade. However, during Putnam International Growth Fund's fiscal year that ended June 30, 1999, genuine corporate restructuring began to emerge in Japan and international investors were finally able to benefit from a sustained rally in Japanese equities.

Unfortunately, over this period, European markets did not echo Japan's optimistic mood. Although there was a rally in the major markets after the sharp global market correction in the second half of 1998, European markets turned in a flat performance in the first half of calendar 1999, due in part to the depreciation of the new euro -- down about 15% relative to the U.S. dollar at fiscal year's end.

Nevertheless, in this up-and-down market atmosphere, your fund's results at net asset value for the period were well ahead of the 7.62% provided by the fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index. In general, your fund's showing was the result of strong stock picking in Japan, France, and Germany and a fortuitous shift into industrial sectors that are now benefiting from the uptick in world economic growth.

Total return for 12 months ended 6/30/99

       Class A          Class B           Class M
     NAV     POP      NAV     CDSC      NAV     POP
----------------------------------------------------------------
    11.57%  5.15%    10.75%  5.75%     10.97%   7.09%
----------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 7.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY ALLOCATIONS]

TOP COUNTRY ALLOCATIONS*

Japan              18.2%

United Kingdom     16.1%

France             11.3%

Germany             7.5%

The Netherlands     6.1%

Footnote reads:
*Based on net assets as of 6/30/99. Holdings will vary over time.


* MOVE TO JAPANESE STOCKS REFLECTS IMPROVED INVESTOR SENTIMENT

We believe the most significant development over the fiscal year was our decision to increase the fund's weighting in Japanese stocks. It reflects the fact that Japanese companies are finally beginning to respond to the country's poor economic environment by increasing restructuring efforts, focusing on return on equity and profitability, and attempting to add value for shareholders. A number of major companies such as Sony, Toshiba, and NEC have announced plans to reduce staff and costs dramatically. At the same time, merger and acquisition activity has increased substantially. According to the July 13, 1999, edition of the Financial Times, the value of Japanese M&A activity rose 177% in the first half of 1999 to $57 billion. Cross border deals also tripled to $17 billion. This combination of restructuring and M&A activity is creating attractive investment opportunities.

We took advantage of these opportunities primarily through positions in Japanese technology and telecommunications companies. We've found the managers at many of these companies to be younger, more entrepreneurial, and more willing to think globally than many of their older counterparts. Companies such as Fujitsu, Nippon Telephone and Telegraph, and Murata Manufacturing not only are strong players in surging global industries but they are also taking the steps necessary to raise shareholder value.

We've also targeted Japanese financial companies such as Nikko Securities that offer strong growth potential and that are shareholder-friendly. Like an increasing number of other Japanese companies, Nikko has initiated far-reaching plans to boost revenues, setting three-year targets of 15% return on equity (an important measure of profitability and efficiency) and planning staff reductions of 20%. Citigroup's 15% stake in the company also contributed to the stock's recent rally. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* EUROPEAN MARKETS RECORD FLAT PERFORMANCE BUT EXUDE POTENTIAL

Europe's much-anticipated Economic and Monetary Union (EMU) and its new euro got off to a smooth start at the beginning of the year. As the year progressed, however, economic indicators revealed increasing weakness in the Continent's industrial sectors and political infighting indicated a lack of coordination among European policymakers. Furthermore, there appeared to be a lack of monetary policy direction on the part of the new European Central Bank. All three factors served to drive the value of the euro down about 15% relative to the U.S. dollar. The resulting weakness in the euro served to hurt the returns of dollar-based investments such as your fund and resulted in a flat performance from the European markets.


Morningstar gave Putnam International Growth Fund's class A shares its highest ranking of 5 stars for 3-year performance as of June 30, 1999. This rating put the fund among the top 10% of the 987 international equity funds rated.

Past performance is not indicative of future results. Morningstar ratings reflect risk-adjusted performance through 6/30/99 and are subject to change every month. Morningstar ratings are calculated from a fund's 3-, 5-, and 10-year returns (with fee adjustments) in excess of 90-day Treasury bill returns and a risk factor that reflects performance below 90-day Treasury bill returns. For the 5-year performance, the fund received 4 stars. There were 498 international equity funds rated. The top 10% of the funds in an investment category receive 5 stars; the next 22.5% receive 4 stars. Performance of other share classes will vary.


Our strategy in Europe was to identify companies that are undergoing corporate restructuring and those with pricing power within their industries. In addition, we also began to seek large, exporting industrial companies that stand to benefit from the weakness of the euro as well as the growing world economy. Some examples include oil giant Elf Aquitaine (which following the close of the period was subject to a takeover attempt from fellow French oil firm TotalFina) and U.S./German automaker DaimlerChrysler.


Mergers and hostile takeovers are reshaping corporate Europe

Mergers and acquisitions activity involving European companies continues to grow at an astounding pace and your fund has benefited in several instances. According to Morgan Stanley Dean Witter and JP Morgan, the $654 billion in European M&A activity in the first half of 1999 could not only break last year's level of $870 billion, but also surpass the record of $1.3 trillion. Shareholders should realize that this level of M&A activity, as well as the presence of once unknown tactics like hostile takeovers, is truly unprecedented in Europe.

Your fund was a shareholder in Telecom Italia (sold prior to the end of the period), won by Olivetti after a long and often dramatic hostile takeover fight that involved German giant Deutsche Telecom. In this well publicized battle, fund holding Mannesmann of Germany was able to enhance its development of a formidable fixed and cellular telecommunications franchise with the purchase of Olivetti's fixed and cellular businesses, which Olivetti sold during its attempts to acquire Telecom Italia.


Another large European company that epitomized our investment themes during the reporting period was Hoechst in Germany. The company is remaking itself from a diversified chemical company into a pure life sciences company, i.e., focusing more on biotechnology and pharmaceuticals and away from industrial chemicals. This move has unleashed great value for Hoechst's shareholders in that its life sciences business is priced at a fraction of the values assigned to other pure life sciences companies. In addition, Hoechst plans to merge with Rhone-Poulenc of France to form the world's largest life sciences company.

We also focused on advertising and media companies, whose revenues tend to rise as economies strengthen. In this regard, we targeted companies such as leading French broadcaster TF-1, U.K.-based global advertising agency WPP Group, and French agency Publicis.


* EMERGING MARKETS MAKE COMEBACK

As interest rates began to fall and liquidity flowed back into world markets, the world's battered emerging markets showed some signs of recovery. After a Brazilian currency devaluation in January produced no lasting impact on the markets, stocks in Asia and Latin America surged. Signs of restructuring and repair in Asian economies and companies added to investors' growing optimism about the world's emerging economies.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Mannesmann AG (Germany)
Telecommunications

British Telecommunications plc
ADR (United Kingdom)
Telecommunications

Fujitsu Ltd. (Japan)
Electronics and electrical equipment

Elf Aquitaine S.A. (France)
Oil and gas

Hoechst AG (Germany)
Chemicals

Nikko Securities Co. Ltd. (Japan)
Insurance and finance

Pharmacia & Upjohn, Inc. (Sweden)
Pharmaceuticals

Telefonaktiebolaget LM Ericsson
Class B (Sweden)
Telecommunications

Ente Nazionale Idrocarburi (ENI)
SpA (Italy)
Oil and gas

Internationale Nederlanden Groep
(ING) (Netherlands)
Insurance and finance

Footnote reads:
These holdings represent 20.5% of the fund's net assets as of 6/30/99. Portfolio holdings will vary over time.


In particular, we looked for companies in Mexico, Brazil, and South Korea in the technology and telecommunications areas. Companies such as Telefonos de Mexico and Telesp Celular in Brazil are valued at significant discounts to telecommunications companies in larger markets at the same time, they offer much higher growth rates based on the greater potential for growth in fixed and wireline businesses in emerging-markets countries. This same rationale applies to mainland China operator China Telecom.

In South Korea, stocks have outperformed their counterparts in other Asian markets based on evidence of real corporate restructuring occurring at many South Korean companies. At the end of the period, the fund had positions in blue-chip South Korean companies such as Samsung, Korea Electric Power, and Korea Telecom.

* CONTINUED FOCUS ON COMPANIES BENEFITING FROM GROWING GLOBAL ECONOMY

For the near future, we expect to continue to target growing multinational companies that are benefiting from an expanding global economy. More specifically we believe this strategy will lead us to add to the fund's European holdings as exporting companies benefit from the continued weakness of the euro. Generally, when a company's home currency is weak, foreign demand for its goods rises and the company benefits when its foreign earnings are repatriated to its home currency.

We are pleased by the progress many of the Asian markets have made and we believe there is ample evidence that many of the economies in the region have bottomed and are on the mend. Additionally we are heartened by some of the restructuring programs and the merger and acquisition activity we are observing in Japan. You should understand that the mere discussion of these topics represents a fundamental change in Japanese corporate governance. Of course, we are aware we are dealing with an extremely complex and fluid situation in Japan. Therefore, we will continue to focus on the merits of individual companies and, as always, place a strong emphasis on fundamental research.

While the performance of undervalued, cyclical stocks has improved in line with increasing evidence of an uptick in worldwide demand, we believe companies in commodity-based areas, such as steel and commodity chemicals, still have little or no pricing power. Instead, we believe that better investments can be found by identifying companies that offer both growth and attractive valuations.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 6/30/99, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam International Growth Fund is designed for investors seeking capital appreciation primarily through equity securities of issuers located outside the United States.


TOTAL RETURN FOR PERIODS ENDED 6/30/99

                     Class A           Class B           Class M
(inception dates)   (2/28/91)         (6/1/94)          (12/1/94)
                   NAV      POP      NAV     CDSC      NAV      POP
----------------------------------------------------------------------
1 year             11.57%   5.15%    10.75%   5.75%    10.97%   7.09%
----------------------------------------------------------------------
5 years           110.24   98.18    102.49  100.49    105.39   98.20
Annual average     16.02   14.66     15.15   14.93     15.48   14.66
----------------------------------------------------------------------
Life of fund      198.22  180.96    178.74  178.74    185.27  175.31
Annual average     14.02   13.20     13.10   13.10     13.41   12.93
----------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 6/30/99

                               MSCI           Consumer
                            EAFE Index       price index
----------------------------------------------------------------------
1 year                         7.62%            1.96%
----------------------------------------------------------------------
5 years                       48.36            12.30
Annual average                 8.21             2.35
----------------------------------------------------------------------
Life of fund                  84.33            23.29
Annual average                 7.61             2.54
----------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance data reflects an expense limitation previously in effect. Without it, total returns would have been lower.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 2/28/91

                Fund's class A       MSCI EAFE     Consumer price
Date            shares at POP          Index            index

2/28/91             9,421             10,000           10,000
6/30/91             8,930              8,887           10,089
6/30/92             9,780              8,829           10,401
6/30/93            10,622             10,619           10,712
6/30/94            13,364             12,425           10,979
6/30/95            13,867             12,630           11,313
6/30/96            16,669             14,308           11,625
6/30/97            20,858             16,144           11,892
6/30/98            25,183             17,129           12,092
6/30/99           $28,096            $18,433          $12,329

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $27,874 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $28,527 ($27,531 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 6/30/99

                             Class A      Class B      Class M
---------------------------------------------------------------------
Distributions (number)          1            1            1
---------------------------------------------------------------------
Income                       $0.211       $0.099       $0.131
---------------------------------------------------------------------
Capital gains
  Long-term                   0.360        0.360        0.360
---------------------------------------------------------------------
  Total                      $0.571       $0.459       $0.491
---------------------------------------------------------------------
Share value:               NAV    POP       NAV      NAV    POP
---------------------------------------------------------------------
6/30/98                  $20.00  $21.22   $19.63   $19.85  $20.57
---------------------------------------------------------------------
6/30/99                   21.64   22.96    21.20    21.45   22.23
---------------------------------------------------------------------


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


Comparative benchmarks

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged list of equity securities from Europe, Australasia, and the Far East, with all values expressed in U.S. dollars.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price is determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.



Report of independent accountants
For the fiscal year ended June 30, 1999

To the Trustees and Shareholders of
Putnam International Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Growth Fund (the "fund") at June 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
August 12, 1999




The fund's portfolio
June 30, 1999

COMMON STOCKS (94.2%) (a)
NUMBER OF SHARES                                                                                                     VALUE
Australia (2.4%)
--------------------------------------------------------------------------------------------------------------------------
          2,360,600  Cable & Wireless Optus Ltd.                                                            $    5,404,169
          4,996,661  Coles Myer Ltd.                                                                            29,229,193
          2,597,147  News Corp. Ltd. ADR                                                                        91,711,753
                                                                                                            --------------
                                                                                                               126,345,115

Brazil (2.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,080,200  Companhia Energetica de Minas Gerais ADR                                                   22,144,100
            465,625  Tele Centro Sul Participacoes S.A.                                                         25,842,188
          1,132,720  Telesp Celular Participacoes S.A. ADR                                                      30,300,260
          1,662,582  Telesp Participacoes S.A. ADR                                                              38,031,563
                                                                                                            --------------
                                                                                                               116,318,111

Canada (4.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,119,055  Abitibi-Consolodated Inc. (NON)                                                            12,910,116
          1,161,167  Bank of Nova Scotia (NON)                                                                  25,365,106
            726,929  BCE Mobile Communications, Inc. (NON)                                                      22,330,401
             26,400  BCE Mobile Communications, Inc. 144A (NON)                                                    810,977
          1,925,532  BCE, Inc.                                                                                  94,311,503
            998,887  Bombardier, Inc. (NON)                                                                     15,342,315
                  1  Nortel Networks Corp.                                                                              52
            984,100  Toronto-Dominion Bank (NON)                                                                44,841,747
                                                                                                            --------------
                                                                                                               215,912,217

Finland (1.6%)
--------------------------------------------------------------------------------------------------------------------------
             94,875  Huhtamaki I Free                                                                            3,464,631
            846,006  Oy Nokia AB Class A                                                                        74,391,423
            179,600  Sampo Insurance Co., Ltd. Class A                                                           5,220,873
                                                                                                            --------------
                                                                                                                83,076,927

France (11.3%)
--------------------------------------------------------------------------------------------------------------------------
            372,900  Aerospatiale Marta (NON)                                                                    8,621,849
             39,100  Aerospatiale Marta 144A (NON)                                                                 904,034
            346,617  Axa S.A.                                                                                   42,419,456
            422,327  Banque Nationale de Paris                                                                  35,301,300
            194,573  Bouygues S.A. Rights                                                                          519,317
            194,573  Bouygues S.A. (NON)                                                                        51,589,542
            731,270  Elf Aquitaine S.A.                                                                        107,649,781
            305,851  France Telecom S.A.                                                                        23,176,509
             96,427  Groupe Danone                                                                              24,938,433
              4,760  Havas Advertising SA                                                                        1,028,670
            425,220  Lafarge Coppee                                                                             40,557,866
             60,000  Publicis S.A.                                                                              12,724,350
            933,286  Sanofi-Synthelabo SA (NON)                                                                 39,729,682
            189,586  Societe Generale                                                                           33,518,056
          1,084,180  STMicroelectronics N.V. ADR                                                                75,214,988
            221,656  Television Francaise I                                                                     51,822,508
            478,430  Vivendi                                                                                    38,877,210
                                                                                                            --------------
                                                                                                               588,593,551

Germany (7.5%)
--------------------------------------------------------------------------------------------------------------------------
             38,210  Bayerische Motoren Werke (BMW) AG                                                          26,365,339
            866,291  DaimlerChrysler AG                                                                         75,278,955
          2,331,320  Hoechst AG                                                                                105,875,849
            871,205  Mannesmann AG                                                                             130,412,550
            728,338  Volkswagen AG                                                                              46,790,218
            110,882  Volkswagen AG (pfd)                                                                         4,112,261
                                                                                                            --------------
                                                                                                               388,835,172

Greece (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            685,333  Hellenic Telecommunication Organization S.A.                                               14,757,386
            174,781  Hellenic Telecommunication Organization SA ADR                                              1,933,515
                                                                                                            --------------
                                                                                                                16,690,901

Hong Kong (2.6%)
--------------------------------------------------------------------------------------------------------------------------
         31,008,000  China Telecom Ltd. (NON)                                                                   86,131,113
         23,600,000  First Pacific Co., Ltd.                                                                    20,076,822
          2,724,000  Henderson Land Development Co. Ltd. (R)                                                    15,659,612
          1,404,000  Hutchison Whampoa, Ltd.                                                                    12,713,129
                                                                                                            --------------
                                                                                                               134,580,676

Ireland (1.7%)
--------------------------------------------------------------------------------------------------------------------------
          1,142,811  Allied Irish Banks plc                                                                     15,073,534
            715,002  Bank of Ireland                                                                            12,056,613
          3,367,757  CRH plc                                                                                    59,923,847
                                                                                                            --------------
                                                                                                                87,053,994

Italy (1.9%)
--------------------------------------------------------------------------------------------------------------------------
         16,115,419  Ente Nazionale Idrocarburi SpA                                                             96,527,412
            450,500  Mediaset SPA                                                                                4,017,284
                                                                                                            --------------
                                                                                                               100,544,696

Japan (18.2%)
--------------------------------------------------------------------------------------------------------------------------
            293,800  Advantest Corp.                                                                            32,307,072
            182,300  Benesse Corp.                                                                              19,820,132
            207,000  Canon, Inc.                                                                                 5,955,850
            902,100  Chubu Electric Power, Inc.                                                                 15,028,785
                 70  Circle K Japan Co. Ltd.                                                                         2,917
              9,770  DDI Corp.                                                                                  60,825,217
            866,000  Eisai Co. Ltd.                                                                             17,076,561
          5,561,000  Fujitsu Ltd.                                                                              111,955,643
            608,000  Honda Motor Co., Ltd.                                                                      25,787,846
            256,100  Mabuchi Motor                                                                              23,820,794
          3,730,000  Matsushita Electric Industrial Co.                                                         72,472,090
                400  Mitsumi Electric Company, Ltd.                                                                 11,178
            331,000  Murata Manufacturing Co. Ltd.                                                              21,783,878
         16,122,000  Nikko Securities Co. Ltd.                                                                 104,103,200
              7,423  Nippon Telephone and Telegraph Corp.                                                       86,535,180
             73,720  Nippon Television Network Corp.                                                            30,475,403
            723,900  Promise Co., Ltd.                                                                          42,793,592
            165,000  Rohm Co. Ltd.                                                                              25,851,592
            176,000  Shin-Etsu Chemical Co.                                                                      5,893,344
          3,418,000  Shiseido Co., Ltd.                                                                         51,262,935
            601,500  Sony Corp.                                                                                 64,904,430
            137,200  Takefuji Corp.                                                                             14,190,757
            163,000  TDK Corp.                                                                                  14,918,644
          1,371,600  Tokyo Electric Power Co.                                                                   28,974,270
          1,852,000  Yamanouchi Pharmaceutical Co., Ltd.                                                        70,895,081
                                                                                                            --------------
                                                                                                               947,646,391

Mexico (2.6%)
--------------------------------------------------------------------------------------------------------------------------
          2,388,100  Carso Global Telecom                                                                       15,202,556
            568,387  Coca-Cola Femsa S.A. ADR                                                                   11,012,498
          5,467,400  Fomento Economico Mexicano, S.A. de C.V.                                                   21,979,205
            789,392  Grupo Televisa S.A.GDR                                                                     35,374,629
            640,759  Telefonos de Mexico S.A. ADR Class L (NON)                                                 51,781,337
                                                                                                            --------------
                                                                                                               135,350,225

Netherlands (6.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,909,230  ABN AMRO Holding N.V.                                                                      41,477,067
          1,815,463  Akzo-Nobel N.V.                                                                            76,626,336
            501,788  Gucci Group N.V.                                                                           35,125,160
          1,739,548  Internationale Nederlanden Groep                                                           94,477,026
            296,924  Koninklijke Ahold N.V.                                                                     10,259,407
            696,360  Laurasia Resources Ltd.                                                                    16,208,640
            747,500  Libertel NV                                                                                14,692,486
            421,006  TNT Post Group N.V.                                                                        10,082,536
            531,006  Vedior NV                                                                                   9,063,874
            315,082  Vendex International N.V.                                                                   8,442,165
                                                                                                            --------------
                                                                                                               316,454,697

Portugal (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            952,250  Portugal Telecom S.A.                                                                      38,862,299

Singapore (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            477,000  Development Bank of Singapore Ltd.                                                          5,836,235
          2,273,700  Overseas Chinese Banking Corp.                                                             18,992,082
          2,001,000  United Overseas Bank Ltd.                                                                  14,007,000
                                                                                                            --------------
                                                                                                                38,835,317

South Korea (1.5%)
--------------------------------------------------------------------------------------------------------------------------
            785,349  Korea Electric Power Corp.                                                                 32,635,237
            618,800  Korea Telecom Corp.                                                                        24,752,000
            111,829  Samsung Electronics Co.                                                                    12,269,791
            442,200  Shinhan Bank 144A GDR                                                                       9,728,400
                                                                                                            --------------
                                                                                                                79,385,428

Spain (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          1,037,480  Telfonica S.A.                                                                             50,132,575

Sweden (5.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,181,971  Investor AB                                                                                24,513,629
          1,854,949  Pharmacia & Upjohn, Inc.                                                                  103,101,470
            247,270  Sandvik AB Class A                                                                          5,424,383
            205,820  Sandvik AB Class B                                                                          4,575,941
          2,403,630  Svenska Handelsbanken                                                                      28,993,645
          3,058,430  Telefonaktiebolaget LM Ericsson Class B                                                    98,559,860
                                                                                                            --------------
                                                                                                               265,168,928

Switzerland (5.6%)
--------------------------------------------------------------------------------------------------------------------------
             42,695  Cie Finance Richemont                                                                      82,519,748
             16,321  Julius Baer Holdings AG                                                                    46,736,930
             18,791  Novartis AG ADR                                                                            27,573,090
             61,830  Publicitas Holding S.A.                                                                    33,972,527
            172,572  Swisscom AG ADR                                                                            65,258,319
            118,195  United Bank of Switzerland (UBS) AG                                                        35,450,860
                                                                                                            --------------
                                                                                                               291,511,474

United Kingdom (16.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,230,299  Allied Zurich AG                                                                           15,474,910
          1,764,988  Anglian Water plc                                                                          19,527,930
            931,377  Bass plc                                                                                   13,521,847
          4,501,397  British Airways plc                                                                        31,078,514
          6,823,370  British Telecommunications plc ADR                                                        114,398,133
          4,075,025  Cable & Wireless plc (NON)                                                                 51,963,341
          6,415,082  Diageo plc                                                                                 67,030,871
          6,332,973  EMI Group plc                                                                              50,840,778
          3,488,023  Granada Group plc                                                                          64,750,417
            275,300  Hanson plc                                                                                  2,446,735
          2,546,950  National Westminster Bancorp Inc.                                                          54,029,316
          1,675,300  Orange plc ADR (NON)                                                                       24,573,233
          1,602,535  Peninsular and Oriental Steam Navigation Co.                                               24,074,611
          3,839,400  Scottish Power plc                                                                         33,184,149
          3,906,565  Securicor Group plc                                                                        34,288,382
          8,154,848  Shell Transportation & Trading                                                             61,190,138
          3,182,600  Siebe plc                                                                                  15,071,339
          1,565,205  Smithkline Beecham plc ADR                                                                 20,353,948
          2,222,332  Smiths Industries plc                                                                      29,372,420
         23,904,200  Tesco plc                                                                                  61,548,032
          5,897,978  WPP Group plc                                                                              49,906,791
                                                                                                            --------------
                                                                                                               838,625,835

United States (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          1,736,000  Monte Dei Paschi NY Branch                                                                  7,722,336
          6,095,000  Toshiba Corp.                                                                              43,488,921
                                                                                                            --------------
                                                                                                                51,211,257
                                                                                                            --------------
                     Total Common Stocks (cost $4,015,342,762)                                              $4,911,135,786

UNITS (1.8%) (a)
NUMBER OF UNITS                                                                                                      VALUE
--------------------------------------------------------------------------------------------------------------------------
            417,000  Development Bank Of Singapore Structured Note
                       (Issued by Merrill Lynch & Co., Inc.) 3%, 2000
                       (Singapore)                                                                          $    4,522,490
            804,000  Development Bank Of Singapore Structured Note
                       (Issued by Credit Suisse First Boston) zero %, 2000
                       (Singapore)                                                                               8,578,680
            427,100  Overseas Chinese Banking Corp. Structured Note
                       (Issued by Credit Suisse First Boston) zero %,
                       2000 (Singapore)                                                                          3,254,502
            569,800  Overseas Chinese Banking Corp. ser. D Structured Note
                       (Issued by Credit Suisse First Boston) zero %,
                       2000 (Singapore)                                                                          4,341,876
          1,321,000  Overseas Chinese Banking Corp. Structured Note
                       (Issued by Merrill Lynch & Co., Inc.) 3%,
                       2000 (Singapore)                                                                         10,266,416
            162,100  Pohang Iron & Steel Company, Ltd. Structured  Warrants
                       (Issued by Lehman Brothers Finance S.A. Exp. 4/17/00)
                       (South Korea)                                                                            19,186,156
          3,779,100  Singapore Airlines Ltd. Structured  Warrants
                       (Issued by Lehman Brothers Finance S.A. Exp. 4/10/00)
                       (Singapore)                                                                              32,909,914
              8,940  SK Telecom Co., Ltd. Structured Note
                       (Issued by Merrill Lynch & Co., Inc.) 3%, 2000
                       (South Korea)                                                                            13,165,133
                                                                                                            --------------
                     Total Units (cost $61,344,113)                                                         $   96,225,167

SHORT-TERM INVESTMENTS (3.8%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $   25,000,000  Ciesco L.P., effective yield of 4.84%, July 20, 1999                                   $   24,936,139
         25,000,000  Corporate Receivables Co., effective yield of 5.30%, July 6, 1999                          24,981,597
         25,000,000  Federal Home Loan Mortgage, effective yield of 4.77%,
                       July 7, 1999                                                                             24,956,667
         57,917,000  Interest in $500,000,000 joint tri-party repurchase agreement dated June 30, 1999 with
                       Goldman Sachs, Inc. due July 1, 1999 with respect
                       to various U.S. Treasury obligations -- maturity value
                       of $57,924,803 for an effective yield of 4.85%                                           57,917,000
         65,728,000  Interest in $250,000,000 joint repurchase agreement dated June 30, 1999 with Lehman Brothers Inc.
                       due July 1, 1999 with respect to various U.S. Treasury
                       obligations -- maturity value of $65,736,946 for an
                       effective yield of 4.90%                                                                 65,728,000
                                                                                                            --------------
                     Total Short-Term Investments (cost $198,519,403)                                       $  198,519,403
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $4,275,206,278) (b)                                            $5,205,880,356
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $5,213,617,248.

  (b) The aggregate identified cost on a tax basis is $4,351,892,880, resulting in gross unrealized appreciation and depreciation of $964,827,194 and $110,839,718, respectively, or net unrealized appreciation of $853,987,476.

(NON) Non-income-producing security.

  (R) Real Estate Investment Trust.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR and GDR after the name of a foreign holding stands for American Depository Receipts and Global Depository
      Receipts, respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

      The fund had the following industry group concentrations greater than 10% at June 30, 1999 (as a percentage of net assets):

          Telecommunications         18.0%
          Insurance and Finance      14.1

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
June 30, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $4,275,206,278) (Note 1)                                        $5,205,880,356
-----------------------------------------------------------------------------------------------
Cash                                                                                        374
-----------------------------------------------------------------------------------------------
Foreign currency, at value (cost $51,899,158)                                        51,982,342
-----------------------------------------------------------------------------------------------
Dividends, interest and other receivable                                             14,081,098
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                               54,782,042
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                       53,383,339
-----------------------------------------------------------------------------------------------
Total assets                                                                      5,380,109,551

Liabilities
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                    136,888,030
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                           15,753,443
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          7,657,857
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                            1,320,161
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            30,022
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              8,763
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                3,496,231
-----------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                           701,853
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  635,943
-----------------------------------------------------------------------------------------------
Total liabilities                                                                   166,492,303
-----------------------------------------------------------------------------------------------
Net assets                                                                       $5,213,617,248

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $4,219,431,940
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                           (33,621,782)
-----------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign
currency transactions (Note 1)                                                       96,764,243
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and liabilities
in foreign currencies                                                               931,042,847
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $5,213,617,248

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,928,662,438 divided by 135,348,687 shares)                                           $21.64
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $21.64)*                                  $22.96
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,821,024,316 divided by 85,903,533 shares)**                                          $21.20
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($208,063,855 divided by 9,697,944 shares)                                               $21.45
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $21.45)*                                  $22.23
-----------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($255,866,639 divided by 11,777,663 shares)                                              $21.72
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended June 30, 1999
Investment income:
-----------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $7,850,334)                                       $ 56,968,412
-----------------------------------------------------------------------------------------------
Interest                                                                              7,572,349
-----------------------------------------------------------------------------------------------
Total investment income                                                              64,540,761

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     25,491,780
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       12,754,517
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        70,492
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         34,036
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 5,523,918
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                14,457,442
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 1,218,290
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                 166,667
-----------------------------------------------------------------------------------------------
Registration fees                                                                       426,260
-----------------------------------------------------------------------------------------------
Auditing                                                                                 80,730
-----------------------------------------------------------------------------------------------
Legal                                                                                    25,160
-----------------------------------------------------------------------------------------------
Postage                                                                                 722,312
-----------------------------------------------------------------------------------------------
Other                                                                                   733,594
-----------------------------------------------------------------------------------------------
Total expenses                                                                       61,705,198
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (1,097,722)
-----------------------------------------------------------------------------------------------
Net expenses                                                                         60,607,476
-----------------------------------------------------------------------------------------------
Net investment income                                                                 3,933,285
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                    103,747,034
-----------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                         (30,854,317)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                                    5,986,432
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                          454,305,807
-----------------------------------------------------------------------------------------------
Net gain on investments                                                             533,184,956
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               $537,118,241
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended June 30
                                                                                -------------------------------
                                                                                           1999            1998
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                            $    3,933,285  $   17,525,968
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                                                                72,892,717     129,006,993
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                        460,292,239     307,884,420
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                                     537,118,241     454,417,381
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                         (22,568,753)    (14,955,356)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (7,287,243)     (7,467,011)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                          (1,060,968)       (988,741)
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                          (1,891,655)     (1,576,368)
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                         (38,505,930)    (47,508,780)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (26,499,065)    (34,141,073)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                          (2,915,639)     (4,010,737)
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                          (2,723,694)     (4,501,470)
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                 1,434,362,924   1,649,963,229
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                      1,868,028,218   1,989,231,074

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                 3,345,589,030   1,356,357,956
---------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of net
investment income and undistributed net investment
income of $33,621,782 and $23,677,636, respectively)                             $5,213,617,248  $3,345,589,030
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                            Year ended June 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $20.00           $17.58           $14.25           $12.10           $11.83
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .07(c)           .20(c)           .15(c)           .13(c)           .08(d)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                  2.14             3.26             3.39             2.29              .36
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                2.21             3.46             3.54             2.42              .44
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.21)            (.25)            (.15)            (.26)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.36)            (.79)            (.06)            (.01)            (.11)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                    --               --               --               --             (.06)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.57)           (1.04)            (.21)            (.27)            (.17)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $21.64           $20.00           $17.58           $14.25           $12.10
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                              11.57            20.73            25.13            20.21             3.76
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $2,928,662       $1,827,331         $728,849         $151,088          $32,856
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)                           1.27             1.36             1.59             1.74             1.61(d)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                             .38             1.07              .98              .99              .97(d)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              97.24            93.53            86.40            44.14            25.83
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended June 30, 1996 and thereafter includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(d) Reflects an expense limitation in effect during the year. As a result of such limitation, expenses for class A, B and M shares for the period ended June 30, 1995 reflect a reduction of less than $0.01 per share.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                           Year ended June 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $19.63           $17.32           $14.10           $12.00           $11.82
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.07)(c)          .06(c)           .03(c)           .04(c)           .01(d)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                  2.10             3.21             3.34             2.26              .34
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                2.03             3.27             3.37             2.30              .35
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.10)            (.17)            (.09)            (.19)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.36)            (.79)            (.06)            (.01)            (.11)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                                     --               --               --             (.06)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.46)            (.96)            (.15)            (.20)            (.17)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $21.20           $19.63           $17.32           $14.10           $12.00
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                              10.75            19.87            24.09            19.35             3.00
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $1,821,024       $1,226,917         $472,663         $132,013          $25,892
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)                           2.02             2.11             2.34             2.49             2.41(d)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                            (.38)             .31              .18              .32              .23(d)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              97.24            93.53            86.40            44.14            25.83
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended June 30, 1996 and thereafter includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(d) Reflects an expense limitation in effect during the year. As a result of such limitation, expenses for class A, B and M shares for the period ended June 30, 1995 reflect a reduction of less than $0.01 per share.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    For the period
Per-share                                                                                                            Dec. 1, 1994+
operating performance                                                  Year ended June 30                            to June 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $19.85           $17.48           $14.22           $12.09           $11.87
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.02)(c)          .10(c)           .07(c)           .08(c)           .03(d)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                  2.11             3.26             3.36             2.28              .36
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                2.09             3.36             3.43             2.36              .39
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.13)            (.20)            (.11)            (.22)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.36)            (.79)            (.06)            (.01)            (.11)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                    --               --               --               --             (.06)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.49)            (.99)            (.17)            (.23)            (.17)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $21.45           $19.85           $17.48           $14.22           $12.09
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                              10.97            20.18            24.40            19.71             3.33*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $208,064         $140,202          $58,471          $14,309           $1,777
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)                           1.77             1.86             2.09             2.25             1.61(d)*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                            (.12)             .54              .44              .61              .58(d)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              97.24            93.53            86.40            44.14            25.83
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended June 30, 1996 and thereafter includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(d) Reflects an expense limitation in effect during the year. As a result of such limitation, expenses for class A, B and M shares for the period ended June 30, 1995 reflect a reduction of less than $0.01 per share.




Financial highlights
(For a share outstanding throughout the period)

CLASS  Y
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                  For the period
Per-share                                                                                                          July 12, 1996+
operating performance                                                                   Year ended June 30           to June 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1999             1998             1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                  $20.05           $17.60           $13.88
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                            .14(c)           .22 (c)          .20(c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                    2.13             3.30             3.75
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                  2.27             3.52             3.95
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                      (.24)            (.28)            (.17)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                         (.36)            (.79)            (.06)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                                                      --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.60)           (1.07)            (.23)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                        $21.72           $20.05           $17.60
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                11.83            21.08            25.44*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                     $255,867         $151,139          $96,375
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)                                                             1.02             1.11             1.30*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                                               .70             1.22             1.26*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                97.24            93.53            86.40
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended June 30, 1996 and thereafter includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(d) Reflects an expense limitation in effect during the year. As a result of such limitation, expenses for class A, B and M shares for the period ended June 30, 1995 reflect a reduction of less than $0.01 per share.




Notes to financial statements
June 30, 1999

Note 1
Significant accounting policies

Putnam International Growth Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in equity securities of companies located outside the United States.

The fund offers class A, class B, class M and class Y shares. Effective July 26, 1999, the fund will begin offering class C shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam Funds and other accounts managed by affiliates of Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price on the principal market in which the securities are traded, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended June 30, 1999, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include losses on wash sale transactions, treatment of of realized gains and losses on forward foreign currency contracts, foreign taxes, and realized and unrealized gains and losses on passive foreign investment companies. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 1999, the fund reclassified $28,424,084 to increase distributions in excess of net investment income, with an increase to accumulated net realized gain on investments of $28,424,084. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended June 30, 1999, fund expenses were reduced by $1,097,722 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $3,020 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.25%, 1.00%, and 0.75% of the average net assets attributable to class A, class B, and class M shares respectively.

For the year ended June 30, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $1,479,337 and $145,913 from the sale of class A and class M shares, respectively and received $2,286,647 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended June 30, 1999, Putnam Mutual Funds Corp., acting as underwriter received $119,903 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended June 30, 1999, purchases and sales of investment securities other than short-term investments aggregated $5,064,706,961 and $3,745,839,520, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At June 30, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                     Year ended June 30, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                    217,110,664     $4,256,867,643
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    3,117,893         57,181,946
-----------------------------------------------------------------------------
                                               220,228,557      4,314,049,589

Shares
repurchased                                   (176,253,908)    (3,467,222,878)
-----------------------------------------------------------------------------
Net increase                                    43,974,649     $  846,826,711
-----------------------------------------------------------------------------

                                                     Year ended June 30, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                    123,266,783     $2,252,767,517
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    3,480,561         59,099,849
-----------------------------------------------------------------------------
                                               126,747,344      2,311,867,366

Shares
repurchased                                    (76,840,446)    (1,405,944,518)
-----------------------------------------------------------------------------
Net increase                                    49,906,898     $  905,922,848
-----------------------------------------------------------------------------

                                                     Year ended June 30, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     39,583,994      $ 758,304,651
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,608,670         29,020,279
-----------------------------------------------------------------------------
                                                41,192,664        787,324,930

Shares
repurchased                                    (17,794,641)      (337,422,833)
-----------------------------------------------------------------------------
Net increase                                    23,398,023      $ 449,902,097
-----------------------------------------------------------------------------

                                                     Year ended June 30, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     46,843,691       $847,319,199
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,153,109         36,043,044
-----------------------------------------------------------------------------
                                                48,966,800        883,362,243

Shares
repurchased                                    (13,778,805)      (245,963,625)
-----------------------------------------------------------------------------
Net increase                                    35,217,995       $637,398,618
-----------------------------------------------------------------------------

                                                     Year ended June 30, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      6,415,962       $125,270,005
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      208,034          3,791,905
-----------------------------------------------------------------------------
                                                 6,623,996        129,061,910

Shares
repurchased                                     (3,990,008)       (77,706,579)
-----------------------------------------------------------------------------
Net increase                                     2,633,988       $ 51,355,331
-----------------------------------------------------------------------------

                                                     Year ended June 30, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      5,937,401       $108,032,817
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      286,746          4,846,002
-----------------------------------------------------------------------------
                                                 6,224,147        112,878,819

Shares
repurchased                                     (2,504,865)       (45,375,018)
-----------------------------------------------------------------------------
Net increase                                     3,719,282       $ 67,503,801
-----------------------------------------------------------------------------

                                                     Year ended June 30, 1999
-----------------------------------------------------------------------------
Class Y                                            Shares              Amount
-----------------------------------------------------------------------------
Shares sold                                      7,133,724       $142,964,956
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      245,487          4,615,349
-----------------------------------------------------------------------------
                                                 7,379,211        147,580,305

Shares
repurchased                                     (3,139,377)       (61,301,520)
-----------------------------------------------------------------------------
Net increase                                     4,239,834       $ 86,278,785
-----------------------------------------------------------------------------

                                                     Year ended June 30, 1998
-----------------------------------------------------------------------------
Class Y                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      3,562,355        $66,835,897
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      357,524          6,077,838
-----------------------------------------------------------------------------
                                                 3,919,879         72,913,735

Shares
repurchased                                     (1,857,165)       (33,775,773)
-----------------------------------------------------------------------------
Net increase                                     2,062,714        $39,137,962
-----------------------------------------------------------------------------



Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $109,318,596 as a 20% capital gain, for its taxable year ended June 30, 1999.

For the period, interest and dividends from foreign countries were $54,323,532 or $.223 per share (for all share classes). Taxes paid to foreign countries were $7,850,334 or $.032 per share (for all classes of shares).

The fund has designated 8.57% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Vista Fund

Voyager Fund

Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 * Formerly Putnam Diversified Income Trust II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply. Contact
              Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminv.com.



Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Justin M. Scott
Vice President and Fund Manager

Omid Kamshad
Vice President and Fund Manager

Paul Warren
Vice President and Fund Manager

Mark D. Pollard
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam International Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


841/524/891/2BA 8/99



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam International Growth Fund
Supplement to Annual Report dated 6/30/99

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $250 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return:                               NAV

One year ended 6/30/99                    11.83%
5 years                                  111.86
Annual average                            16.20
Life of class (since 2/28/91)            200.52
Annual average                            14.12
----------------------------------------------------------------------------
Share value:                                NAV

6/30/98                                  $20.05
6/30/99                                   21.72
----------------------------------------------------------------------------
Distributions:     No.     Income      Capital gains     Total
                    2      $0.240         $0.360         $0.60
----------------------------------------------------------------------------

Please note that past performance does not indicate future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.